Exhibit 10.2

AMENDMENT NO. 7 TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 7 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 18, 2022, is entered into by and among RECEIVABLE ASSETS OF ONDECK, LLC, a Delaware limited liability company (“Company”), the Lenders party hereto and Truist BANK, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, Company, the Lenders party thereto from time to time, the Administrative Agent, and Wells Fargo Bank, N.A., as Paying Agent and as Collateral Agent for the Secured Parties, entered into a Fourth Amended and Restated Credit Agreement, dated as of December 17, 2018, as amended by that certain Amendment No. 1 to the Fourth Amended and Restated Credit Agreement, dated as of October 2, 2019, as further amended by that certain Amendment No. 2 to the Fourth Amended and Restated Credit Agreement, dated as of May 14, 2020, as further amended by that certain Amendment No. 3 to the Fourth Amended and Restated Credit Agreement, dated as of November 11, 2020, as further amended by that certain Amendment No. 4 to the Fourth Amended and Restated Credit Agreement, dated as of December 16, 2020, as further amended by that certain Amendment No. 5 to the Fourth Amended and Restated Credit Agreement, dated as of December 24, 2020 and as further amended by that certain Amendment No. 6 to the Fourth Amended and Restated Credit Agreement, dated as of July 16, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have made advances and other financial accommodations to Company. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended hereby;

WHEREAS, Company, the Lenders party hereto and Administrative Agent, desire to amend the Credit Agreement as set forth herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

Effective as of the Amendment No. 7 Effective Date (as defined below), each of the parties hereto agrees that the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the document attached as Exhibit A hereto.

SECTION 2. REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, Company represents and warrants to the Administrative Agent and the Lenders, on the Amendment No. 7 Effective Date, that the following statements are true and correct, it being understood and agreed that the representations and warranties made on the Amendment No. 7

[Credit Agreement Amendment No. 7]

Effective Date are deemed to be made concurrently with the consummation of the transactions contemplated hereby:

2.1 Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of Company.

2.2 Binding Obligation. This Amendment has been duly executed and delivered by the Company and is the legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

2.3 Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 7 Effective Date as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

2.4 Absence of Default. No event has occurred and is continuing or will result from the consummation of this Amendment that would constitute a Default or an Event of Default.

SECTION 3. CONDITIONS PRECEDENT

3.1 Conditions Precedent to Effectiveness of the Amendment. The Amendment provided for hereby shall become effective as of the date (the “Amendment No. 7 Effective Date”) on which each of the following conditions have been satisfied or waived by the Administrative Agent:

(a)
Amendment Documents and Related Agreements. The Administrative Agent shall have received counterparts of this Amendment executed by the Company, the Lenders party hereto and the Administrative Agent.
(b)
Opinions of Counsel to Company, Holdings and ODK Capital. The Administrative Agent and counsel to Administrative Agent shall have received an executed copy of the favorable written opinion of Paul Hastings LLP, counsel for Company, Holdings and ODK Capital, as to such matters as the Administrative Agent may reasonably request, dated as of the Amendment No. 7 Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent (and Company hereby instructs, and Holdings shall instruct, such counsel to deliver such opinions to Agents and Lenders).
(c)
Amendment No. 7 Effective Date Certificate. Holdings and Company shall have delivered to the Administrative Agent an originally executed Amendment No. 7 Effective Date Certificate, together with all attachments thereto.

The Administrative Agent and each Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by the Administrative Agent or Lenders, as applicable on the Amendment No. 7 Effective Date.

SECTION 4. MISCELLANEOUS

4.1 Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(a)
On and after the Amendment No. 7 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Credit Documents and the Related Agreements to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is hereby designated as a Credit Document for all purposes of the Credit Documents.
(d)
Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Agreement and each other Credit Document are intended or implied, and in all other respects the Credit Agreement and each other Credit Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 7 Effective Date and Company shall not be entitled to any other further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Credit Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.
(e)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, Administrative Agent or Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

4.2 Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

4.3 Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

4.4 Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

4.5 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

[remainder intentionally left blank]

IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RECEIVABLE ASSETS OF ONDECK, LLC, as Company

By: _________________________________

Name:

Title:

Truist Bank, as Administrative Agent and Class A Revolving Lender

By: _________________________________

Name:

Title:

Jefferies FUNDING LLC, as Class B Revolving Lender

By: _________________________________

Name:

Title:

[Credit Agreement Amendment No. 7]